UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

                                deltathree, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------
         2) Aggregate number of securities to which transaction applies:

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         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------
         4) Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------
         5) Total fee paid:

            --------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

                  1) Amount previously paid:

                  ---------------------------------------------------------
                  2) Form, Schedule or Registration Statement No:

                  ---------------------------------------------------------
                  3) Filing party:

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                  4) Date Filed:

                  ---------------------------------------------------------
deltathree, Inc.
75 Broad Street
31st Floor
New York, New York 10004

                                                              November 14, 2005

Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders (the "Meeting") of deltathree, Inc. (the "Company") to be held at the offices of Mintz Levin Cohn Ferris Glovsky and Popeo, P.C., Chrysler Center, 666 Third Avenue, 25th Floor, New York, New York 10017, on December 20, 2005, commencing at 10:30 a.m., local time. I urge you to be present in person or represented by proxy at the Meeting.

         The enclosed Notice of Annual Meeting and Proxy Statement fully describes the business to be transacted at the Meeting, which includes (i) the election of seven directors of the Company, (ii) the proposal to approve an amendment to the 2004 Stock Incentive Plan, (iii) the proposal to approve an amendment to the 2004 Non-Employee Director Stock Option Plan, (iv) the ratification of the appointment by the Board of Directors of Brightman Almagor & Co., a member firm of Deloitte & Touche, as independent auditors for the year ending December 31, 2005, and (v) the transaction of any other business that may properly be brought before the Meeting or any adjournment or postponement thereof.

         Our Board of Directors believes that a favorable vote on each of the matters to be considered at the Meeting is in the best interests of us and our stockholders and unanimously recommends a vote "FOR" each of the matters. Accordingly, we urge you to review the accompanying material carefully and to return the enclosed proxy promptly.

         The Board of Directors has fixed the close of business on November 14, 2005 as the record date for the determination of the stockholders entitled to notice of and to vote at the Meeting. Accordingly, only stockholders of record at the close of business on that date will be entitled to vote at the Meeting. A list of the stockholders entitled to vote at the Meeting will be located at our offices, 75 Broad Street, 31st Floor, New York, New York 10004, at least ten days prior to the Meeting and will also be available for inspection at the Meeting.

         If you are planning to attend the meeting in person, because of security procedures, you will be required to present government-issued photo identification (e.g. driver's license or passport) to enter the Meeting. In addition, packages and bags will be inspected, among other measures that may be employed to enhance the security of those attending the Meeting. These procedures may require additional time, so please plan accordingly.

         Some or all of our directors and officers will be present to help host the Meeting and to respond to any questions that our stockholders may have. I hope you will be able to attend. Even if you expect to attend the Meeting, please sign, date and return the enclosed proxy card without delay. If you attend the Meeting, you may vote in person even if you have previously mailed a proxy.

                                        Sincerely,

                                        /s/ Shimmy Zimels

                                        Shimmy Zimels
                                        Chief Executive Officer and President
deltathree, Inc.
75 Broad Street
31st Floor
New York, New York 10004

                  NOTICE OF 2005 ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held on December 20, 2005

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of deltathree, Inc. (the "Company") will be held at the offices of Mintz Levin Cohn Ferris Glovsky and Popeo, P.C., Chrysler Center, 666 Third Avenue, 25th Floor, New York, New York 10017, on December 20, 2005, commencing at 10:30 a.m., local time. A proxy card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

1. The election of seven directors for a one-year term expiring at our Annual Meeting of Stockholders in 2006 and until their successors are duly elected and qualified;

2.       The proposal to approve an amendment to the 2004 Stock Incentive Plan;

3. The proposal to approve an amendment to the 2004 Non-Employee Director Stock Option Plan;

4. The ratification of the appointment by the Board of Directors of Brightman Almagor & Co., a member firm of Deloitte & Touche, as independent auditors for the year ending December 31, 2005; and

5. Such other matters as may properly come before the Meeting or any adjournment or postponement thereof.

         The close of business on November 14, 2005 has been fixed as the record date for determining stockholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. For a period of at least 10 days prior to the Meeting, a complete list of stockholders entitled to vote at the Meeting shall be available for examination by any stockholder during ordinary business hours at our offices at 75 Broad Street, 31st Floor, New York, New York 10004.

         Information concerning the matters to be acted upon at the Meeting is set forth in the accompanying Proxy Statement.

         A copy of our Annual Report for 2004, which includes our audited financial statements, is being mailed together with this proxy material.

         Your vote is important. Whether or not you plan to attend the meeting in person, please complete, date, sign and return the enclosed proxy card in the accompanying pre-addressed reply envelope, which requires no postage if mailed in the united states.

                                        By Order of the Board of Directors,

                                        /s/ Paul C. White

                                        Paul C. White
                                        Secretary

New York, New York
November 14, 2005

                                TABLE OF CONTENTS

                                                                                                                  Page
                                                                                                                --------
Information About the Annual Meeting                                                                                1
      General                                                                                                       1
      Solicitation and Voting of Proxies                                                                            1
      Record Date and Voting Securities                                                                             1
      Quorum and Voting                                                                                             2
Security Ownership of Management and Principal Stockholders                                                         4
Board of Directors and Committees of the Board                                                                      5
Shareholder Communications to the Board                                                                             6
Audit Committee Report                                                                                              6
Proposal # 1.  Election of Directors                                                                                8
      General                                                                                                       8
      Vote Required and Recommendation of the Board of Directors                                                    8
      Nominees for Director                                                                                         8
      Independent Directors                                                                                         9
Proposal # 2.  Amendment to Increase the Aggregate Number of Shares for which Awards May Be Granted Under
   the Company's 2004 Stock Incentive Plan                                                                         10
      General                                                                                                      10
      Material Features of the 2004 Plan                                                                           10
      Federal Income Tax Considerations                                                                            12
      Israeli Income Tax Considerations                                                                            13
      New Plan Benefits                                                                                            15
      Vote Required and Recommendation of the Board of Directors                                                   15
Proposal # 3.  Amendment to Increase the Aggregate Number of Shares for which Awards May Be Granted Under
   the Company's 2004 Non-Employee Director Stock Option Plan                                                      16
      General                                                                                                      16
      Material Features of the 2004 Directors Plan                                                                 16
      Federal Income Tax Considerations                                                                            18
      New Plan Benefits                                                                                            19
      Vote Required and Recommendation of the Board of Directors                                                   19
Proposal # 4.  Ratification of Appointment of Independent Auditors                                                 20
      General                                                                                                      20
      Vote Required and Recommendation of the Board of Directors                                                   20
      Audit and Non-Audit Fees                                                                                     20
      Policy on Audit Committee Pre-Approval and Permissible Non-audit Services of Independent Auditors            20
Executive Officers                                                                                                 21
Executive Compensation and Other Information                                                                       22
Stock Performance Chart                                                                                            29
Certain Relationships and Related Transactions                                                                     30
Section 16(a) Beneficial Ownership Reporting Compliance                                                            30
Code of Conduct and Ethics                                                                                         30
Stockholder Proposals for 2006 Annual Meeting                                                                      30
Other Matters                                                                                                      31
Miscellaneous                                                                                                      31

deltathree, Inc.
75 Broad Street
31st Floor
New York, New York 10004

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                          To Be Held December 20, 2005

                             ----------------------

                      INFORMATION ABOUT THE ANNUAL MEETING

General
         This Proxy Statement and accompanying proxy materials are being first mailed on or about November 17, 2005 to stockholders of deltathree, Inc. (the "Company") at the direction of our Board of Directors (the "Board") to solicit proxies in connection with the 2005 Annual Meeting of Stockholders (the "Meeting"). The Meeting will be held at the offices of Mintz Levin Cohn Ferris Glovsky and Popeo, P.C., Chrysler Center, 666 Third Avenue, 25th Floor, New York, New York 10017, on December 20, 2005, commencing at 10:30 a.m., local time, or at such other time and place to which the Meeting may be adjourned or postponed.

Solicitation and Voting of Proxies

         All shares represented by valid proxies at the Meeting, unless the stockholder otherwise specifies, will be voted (i) FOR the election of the seven persons named under "Proposal 1-Election of Directors" as nominees for election as our directors for a one-year term expiring at our annual meeting of stockholders in 2006 and until their successors are duly elected and qualified,
(ii) FOR the proposal to approve an amendment to the 2004 Stock Incentive Plan named under "Proposal 2--Amendment to increase the aggregate number of shares for which awards may be granted under the Company's 2004 Stock Incentive Plan,"
(iii) FOR the proposal to approve an amendment to the 2004 Non-Employee Director Stock Option Plan named under "Proposal 3--Amendment to Increase the aggregate number of shares for which stock options may be granted under the company's 2004 Non-Employee Director Stock Option Plan," (iv) FOR the ratification of the appointment by the Board of the independent auditors named under "Proposal 4-Ratification of Appointment of Independent Auditors" and (v) at the discretion of the proxy holders, with regard to any matter not known to the Board on the date of mailing this Proxy Statement that may properly come before the Meeting or any adjournment or postponement thereof. Where a stockholder has appropriately specified how a proxy is to be voted, it will be voted accordingly. The Board has designated Paul C. White and Shimmy Zimels, as proxies for the solicitation on behalf of the Board of proxies of our stockholders, to vote on all matters as may properly come before the Meeting and any adjournment of the Meeting.

         A proxy may be revoked at any time by providing written notice of such revocation to deltathree, Inc., 75 Broad Street, 31st Floor, New York, New York 10004, which notice must be received prior to the Meeting. If notice of revocation is not received prior to the Meeting, a stockholder may nevertheless revoke a proxy if he or she attends the Meeting and votes in person.

Record Date and Voting Securities

         The close of business on November 14, 2005 is the record date (the "Record Date") for determining the stockholders entitled to vote at the Meeting. At the close of business on November 10, 2005, we had issued and outstanding approximately 29,980,499 shares of our Class A Common Stock, par value $0.001 (the "Common Stock"), held by approximately 123 holders of record. No shares of our Class B Common Stock are outstanding. The Common Stock constitutes the only outstanding class of voting securities entitled to be voted at the Meeting.

Quorum and Voting

         The presence at the Meeting, in person or by proxy relating to any matter, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum. For purposes of the quorum and the discussion below regarding the vote necessary to take stockholder action, stockholders of record who are present at the Meeting in person or by proxy and who abstain, including brokers holding customers' shares of record who cause abstentions to be recorded at the Meeting, are considered stockholders who are present and entitled to vote at the Meeting, and thus, shares of Common Stock held by such stockholders will count toward the attainment of a quorum. If a quorum should not be present, the Meeting may be adjourned from time to time until a quorum is obtained.

         Each share of Common Stock entitles the holder thereof to one vote with respect to each proposal to be voted on at the Meeting.

         Atarey Hasharon Chevra Lepituach Vehashkaot Benadlan (1991) Ltd., an Israeli company ("Atarey") beneficially owns approximately 41% of our outstanding Common Stock. Therefore, Atarey will influence the outcome of any matter submitted to a vote of our stockholders, including the election of the directors at the Meeting.

         The accompanying proxy card is designed to permit each holder of Common Stock as of the close of business on the Record Date to vote on each of the matters to be considered at the Meeting. A stockholder is permitted to vote in favor of, or to withhold authority to vote for, any or all of the nominees for election to the Board and to vote in favor of or against or to abstain from voting with respect to all of the other proposals included in this Proxy Statement.

         Brokers holding shares of record for customers generally are not entitled to vote on certain matters unless they receive voting instructions from their customers. As used herein, "uninstructed shares" means shares held by a broker who has not received instructions from its customers on such matters, if the broker has so notified us on a proxy form in accordance with industry practice or has otherwise advised us that it lacks voting authority. As used herein, "broker non-votes" means the votes that could have been cast on the matter in question by brokers with respect to uninstructed shares if the brokers had received their customers' instructions. Although there are no controlling precedents under Delaware law regarding the treatment of broker non-votes in certain circumstances, we intend to treat broker non-votes in the manner described in the Proposals set forth herein.

         In December 2000, the Securities and Exchange Commission ("SEC") adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or brokers holding shares on behalf of our stockholders to send a single set of our annual report and proxy statement to any household at which two or more of our stockholders reside, if either we or the brokers believe that the stockholders are members of the same family. This practice, referred to as "householding," benefits both stockholders and us. It reduces the volume of duplicate information received by stockholders and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once stockholders receive notice from their brokers or from us that communications to their addresses will be "householded," the practice will continue until stockholders are otherwise notified or until they revoke their consent to the practice. Each stockholder will continue to receive a separate proxy card or voting instruction card.

         Stockholders whose households received a single set of disclosure documents this year, but who would prefer to receive additional copies, may contact our transfer agent, American Stock Transfer and Trust Company, by calling the toll free number, 1-800-937-5449.

         Stockholders who do not wish to participate in "householding" and would like to receive their own sets of our annual disclosure documents in future years, should follow the instructions described below. Stockholders who share an address with another stockholder of the Company and who would like to receive only a single set of our annual disclosure documents, should follow these instructions:

         o Stockholders whose shares are registered in their own name should contact our transfer agent, American Stock Transfer and Trust Company, and inform them of their request by calling them at 1-800-937-5449 or writing them at 6201 15th Avenue, Brooklyn, NY 11219.

         o Stockholders whose shares are held by a broker or other nominee should contact the broker or other nominee directly and inform them of their request. Stockholders should be sure to include their name, the name of their brokerage firm and their account number.

           SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

         The following table sets forth information with respect to the beneficial ownership of shares of our Common Stock as of November 14, 2005 by:

         o each person who we know owns beneficially more than 5% of our Common Stock;

         o        each of our directors individually;

         o        each of our named executive officers individually; and

         o        all of our executive officers and directors as a group.

         Unless otherwise indicated, to our knowledge, all persons listed below have sole voting and investment power with respect to their shares of Common Stock. Shares of Common Stock that an individual or group has the right to acquire within 60 days of November 14, 2005 pursuant to the exercise of options are deemed to be outstanding for the purpose of computing the percentage ownership of such person or group, but are not deemed outstanding for the purpose of calculating the percentage owned by any other person listed.

                                                             Number             Percentage(1)
                                                             ------             -------------

                                                       Shares of deltathree Class A Common Stock
                                                                   Beneficially Owned
                                                                   ------------------
Principal Stockholder:
Atarey Hasharon Chevra Lepituach Vehashkaot Benadlan
  (1991) Ltd.......................................        12,262,677                40.9%
    7 Giborey Israel St., P.O. Box 8468.
    South Netanya Industrial Zone 42504, Israel.

Executive Officers and Directors:
Noam Bardin(2)(3)..................................           696,304                 2.3%
Shimmy Zimels(2)(4)................................           672,407                 2.2%
Paul C. White(2)(5)................................           343,402                 1.1%
Noam Ben-Ozer (2)(5)...............................            24,848                   *
Ilan Biran (2)(5)..................................            49,848                   *
Benjamin Broder (2)(5).............................            20,000                   *
Joshua Maor (2)(6).................................            70,999                   *
Lior Samuelson (2)(5)..............................            30,000                   *
All Directors and Executive Officers as a group
  (8 persons)(7)...................................         1,907,808                 6.4%

---------
*        Less than 1%.

(1) Percentage of beneficial ownership is based on 29,980,499 shares of Common Stock outstanding as of November 10, 2005.

(2) The address for the director or executive officer listed is c/o the Company.

(3) Includes (a) 187,366 shares of Common Stock and (b) options to purchase 508,938 shares of Common Stock.

(4) Includes (a) 64,469 shares of Common Stock and (b) options to purchase 607,938 shares of Common Stock.

(5)   Represents options to purchase shares of Common Stock.

(6) Includes (a) 16,151 shares of Common Stock and (b) options to purchase 54,848 shares of Common Stock.

(7) Includes (a) 267,986 shares of Common Stock and (b) options to purchase 1,639,822 shares of Common Stock.

                 BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

         Our Amended and Restated Certificate of Incorporation provides that the number of members of our Board shall be not less than three and not more than thirteen. There are currently seven directors on the Board. At each annual meeting of stockholders, directors will be elected to hold office for a term of one year and until their respective successors are elected and qualified. All of the officers identified below under "Executive Officers" serve at the discretion of our Board.

         The Board had eight regular and no special meetings during the fiscal year ended December 31, 2004. During the fiscal year ended December 31, 2004, each member of the Board participated in at least 75% of all Board and applicable committee meetings held during the period for which he was a director. One of our directors attended our annual meeting of stockholders held in 2004. The Board has established an Executive Committee, a Compensation Committee, a Nominating and Governance Committee and an Audit Committee to devote attention to specific subjects and to assist the Board in the discharge of its responsibilities. The functions of these committees and their current members are set forth below.

         Executive Committee. The Executive Committee is empowered to act on any matter except those matters specifically reserved to the full Board by applicable law. The Executive Committee had no meetings during 2004. Joshua Maor (Chairman), Noam Bardin and Noam Ben-Ozer are the current members of the Executive Committee.

         Compensation Committee. The Compensation Committee is responsible for evaluating our compensation policies, determining our executive compensation policies and guidelines and administering our stock option and compensation plans. The Compensation Committee is responsible for the determination of the compensation of our Chief Executive Officer, and shall conduct its decision making process with respect to that issue without the Chief Executive Officer present. All members of the Compensation Committee qualify as independent under the definition promulgated by the Nasdaq Stock Market. The Compensation Committee had two meetings during 2004. Benjamin Broder (Chairman), Ilan Biran, and Joshua Maor are the current members of the Compensation Committee. Please see also the report of the Compensation Committee set forth elsewhere in this Proxy Statement.

         Nominating and Governance Committee. The Nominating and Governance Committee is responsible for assisting, identifying and recommending qualified candidates for director nominees to the Board, and leading the Board in its annual review of the Board's performance. All members of the Nominating Committee qualify as independent under the definition promulgated by the Nasdaq Stock Market. The Nominating and Governance Committee had no meetings during 2004. Joshua Maor (Chairman), Benjamin Broder, and Lior Samuelson are the current members of the Nominating and Governance Committee. The Nominating and Governance Committee may consider candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. For all potential candidates, the Nominating and Governance Committee may consider all factors it deems relevant, such as a candidate's personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need in the Board, and concern for the long-term interests of the stockholders.

         In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources. If a stockholder wishes to nominate a candidate to be considered for election as a director at the 2006 Annual Meeting of Stockholders using the procedures set forth in the Company's By-laws, it must follow the procedures described in the By-laws under the heading "Nomination of Directors." If a stockholder wishes simply to propose a candidate for consideration as a nominee by the Nominating and Governance Committee, it should submit any pertinent information regarding the candidate to the Chairman of the Nominating and Governance Committee by mail at 75 Broad Street, New York, New York 10004. A copy of the Nominating Committee's written charter is publicly available on the Company's website at www.deltathree.com.

         Audit Committee. The Audit Committee recommends to the Board the appointment of the firm selected to serve as our independent auditors and monitors the performance of such firm; reviews and approves the scope of the annual audit and evaluates with the independent auditors our annual audit and annual financial statements; reviews with management the status of internal accounting controls; evaluates issues having a potential financial impact on us which may be brought to the Audit Committee's attention by management, the independent auditors or the Board; evaluates our public financial reporting documents; reviews the non-audit services to be performed by the independent auditors, if any; and considers the effect of such performance on the auditor's independence. Ilan Biran (Chairman), Noam Ben-Ozer and Lior Samuelson are the current members of the Audit Committee. All members of the Audit Committee satisfy the current independence standards promulgated by the SEC and by the Nasdaq Stock Market, as such standards apply specifically to members of audit committees. The Board has determined that each of Mr. Ben-Ozer, Mr. Biran and Mr. Samuelson are "audit committee financial experts," as the SEC has defined that term in Item 401 of Regulation S-K. The Audit Committee had four meetings during 2004.

                     SHAREHOLDER COMMUNICATIONS TO THE BOARD

         The Board of Directors recommends that stockholders initiate any communications with the Board in writing and send them in care of our Secretary, at 75 Broad Street, 31st Floor, New York, NY 10004. This centralized process will assist the Board in reviewing and responding to stockholder communications in an appropriate manner. The name of any specific intended Board recipient should be noted in the communication. The Board has instructed our Secretary to forward such correspondence only to the intended recipients; however, the Board has also instructed our Secretary, prior to forwarding any correspondence, to review such correspondence and, in his or her discretion, not to forward certain items if they are deemed of a commercial or frivolous nature or otherwise inappropriate for the Board's consideration. In such cases, some of that correspondence may be forwarded elsewhere in the Company for review and possible response.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors, which consisted entirely of directors who met the independence and experience requirements as promulgated by the SEC and the Nasdaq Stock Market and as in effect on the date of the filing of the Company's Annual Report on Form 10-K, furnished the following report:

         The Audit Committee assists the Board in overseeing and monitoring the integrity of the Company's financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the Audit Committee are set forth in a written Charter adopted by the Board. The Audit Committee reviews and reassesses the Charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing the Company's overall financial reporting process, and for the appointment, compensation, retention and oversight of the work of the Company's independent auditors, Brightman Almagor & Co., a member firm of Deloitte & Touche. In fulfilling its responsibilities for the financial statements for the fiscal year ended 2004, the Audit Committee, among other activities, reviewed and discussed our audited financial statements for such fiscal year with management and with Brightman Almagor & Co. The Audit Committee has discussed with Brightman Almagor & Co. the matters required to be discussed by American Institute of Certified Public Accountants Auditing Standards Board Statement on Auditing Standards No. 61 ("Communications with Audit Committees") relating to the conduct of the audit. The Audit Committee has received written disclosures and a letter from Brightman Almagor & Co. including disclosures required by the Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and has discussed with Brightman Almagor & Co. their independence. The Audit Committee has considered the compatibility of the provision of non-audit services with maintaining the auditor's independence.

         Based on the Audit Committee's review of the audited financial statements and the review and discussions described in the foregoing paragraph, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2004 be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2004 for filing with the Securities and Exchange Commission.

                                                    The Audit Committee

                                                    Noam Ben-Ozer
                                                    Ilan Biran
                                                    Lior Samuelson

         The Audit Committee Report in this Proxy Statement shall not be deemed filed or incorporated by reference into any other filings by us under the Securities Act of 1933 or the Securities Exchange Act of 1934 except to the extent that we specifically incorporate this information by reference.

                                  PROPOSAL # 1
                              ELECTION OF DIRECTORS

                                 (Notice Item 1)

General

         At the Meeting, seven directors will be elected to the Board to serve until our next annual meeting of stockholders and until their respective successors have been elected and qualified.

         Our Amended and Restated Certificate of Incorporation provides that a director shall hold office until the annual meeting for the year in which his or her term expires except in the case of elections to fill vacancies or newly created directorships. Each director is elected for a one-year term. Each of the nominees is now serving as a director on our Board.

Vote Required and Recommendation of the Board of Directors

         Under our Amended and Restated By-laws, directors are elected by a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Meeting, and thus, the seven nominees for election as directors who receive the most votes cast will be elected. Instructions withholding authority and broker non-votes will not be taken into account in determining the outcome of the election of directors.

         Unless authority to vote for any of the nominees named above is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of such nominees. In the event that any nominee shall become unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in that nominee's place. The Board has no reason to believe that any nominee will be unable or unwilling to serve.

         The Board of Directors unanimously recommends that the stockholders vote FOR each of the seven nominees listed herein.

Nominees for Director

         Set forth below is certain information regarding each nominee as of November 14, 2005, including such individual's age and principal occupation, a brief account of such individual's business experience during at least the last five years and other directorships currently held.

         Noam Bardin, 34 - Chairman of the Board. Mr. Bardin co-founded deltathree and served as Chief Executive Officer and President from July 2000 through June 2002. Mr. Bardin has served as Chairman of the Board since April 2002. Mr. Bardin served as Vice President of Technology and Chief Technology Officer of deltathree since June 1997 before being named President and Chief Executive Officer in April 2000. He served as Global Network Director from November 1996 to May 1997. Prior to founding deltathree, he served as Director of Operations at Ambient Corporation. Mr. Bardin earned a B.A. in Economics from the Hebrew University (Jerusalem) and an M.P.A. from the Harvard University Kennedy School of Government.

         Noam Ben-Ozer, 42 - Director. Mr. Ben-Ozer was named a director of deltathree in September 2004. Mr. Ben-Ozer currently serves as a Director, and is Chairman of the Audit Committee for Equity-One, Inc., a NYSE-listed real estate investment trust. Previously, Mr. Ben-Ozer co-founded iPhrase Technologies, Inc., a privately-held software company. From 1994 to 1999, Mr. Ben-Ozer served as a consultant for Bain & Company, a management consulting company. From 1993 to 1994, Mr. Ben-Ozer served as an outside consultant to Lernout & Hauspie Speech Products. Mr. Ben-Ozer is a certified public accountant in Israel and received an M.B.A. from the Harvard Business School.

         Ilan Biran, 59 - Director. Mr. Biran has served as a director of deltathree since December 2003. Mr. Biran brings a wealth of business and management experience from the telecom and defense industries. Since January 2004, Mr. Biran has served as the Chairman of YES Satellite Television, one of the leading satellite television companies in Israel. From 1999 to 2003, Mr. Biran served as the President and CEO of Bezeq Ltd. - the Israeli PTT, with annual sales of over $2 billion and approximately 16,000 employees. Mr. Biran holds the rank of Major General (res.) in the Israeli Defense Force where, as Commander of the IDF's Central Command, he played an active role in reaching the peace agreements with Jordan. From 1996 to 1999, he served as the Director General of the Israeli Ministry of Defense, and prior to that command, he held a wide variety of senior-level positions in other Israeli units, since 1964. Mr. Biran holds a B.A. in Economics and Business Administration from Bar-Ilan University, and holds an Associate Diploma in Strategy and Political Economic Research from Georgetown University. He is also a graduate of the U.S. Marine Corps Command and Staff College. In addition, Mr. Biran's public activities include: serving as the Israeli Prime Minister's Special Coordinator for POWs and MIAs; is a member of the Board of Trustees of Haifa University; is a member of the Shevach-Mofet High School Executive Committee and; since 1996, has served as the Chairman of the Board of Directors of the Israeli Oil Refineries, Ltd.

         Benjamin Broder, 41 - Director. Mr. Broder has served as a director of deltathree since July 24, 2005. As of 2002, Mr. Broder has served as the Finance Director of Atarey. From 1996 to 2001, Mr. Broder worked as the chief financial officer of a telecom start-up company and a bio-tech start-up company. Previously, Mr. Broder also held various positions with several leading banks, including HSBC, Bank Hapoalim, and Bank of Israel. Mr. Broder earned a B.S. degree in Economics from University of London. Mr. Broder is a Chartered Accountant in the U.K. and a C.P.A. in Israel.

         Joshua Maor, 69 - Director. Mr. Maor has served as a director of deltathree since June 2001. Mr. Maor has served as the Chairman of Commutech Holding & Investments Ltd., an investment holding company which engages primarily in investments in high tech companies, since January 2002, and as the Chairman of the board of Mofet Venture Capital since 2001. Mr. Maor served as both the Chairman and Chief Executive Officer Green Venture Capital Ltd from 1997 to January 2002. From 1996 through 1997, Mr. Maor was the Chairman of I.B.M. Israel Ltd., which distributes and provides services for I.B.M. products, and I.B.M. Science and Technology Ltd., a research and development company. Mr. Maor served as a member of our Advisory Board from 1997 through 1998.

         Lior Samuelson, 56 - Director. Mr. Samuelson has served as a director of deltathree since August 2001. Since August 1999, Mr. Samuelson has served as a Co-Founder and Principal of Mercator Capital. His experience includes advising clients in the Technology, Communications and Consumer sectors on mergers, acquisitions and private placements. From March 1997 to August 1999, Mr. Samuelson was the President and CEO of PricewaterhouseCoopers Securities. Prior to that, he was the President and CEO of The Barents Group, a merchant bank specializing in advising and investing in companies in emerging markets. Mr. Samuelson was also the Co-Chairman of Peloton Holdings, a Private Equity management company. Before that, he was a managing partner with KPMG and a senior consultant at Booz, Allen & Hamilton. Mr. Samuelson earned B.S. and M.S. degrees in Economics from Virginia Polytechnic University.

         Shimmy Zimels, 40 - President and Chief Executive Officer and Director. Mr. Zimels has served as Chief Executive Office and President since June 2002, and served as Vice President of Operations and Chief Operating Officer of deltathree since June 1997, before being named President and Chief Executive Officer in June 2002. Prior to joining deltathree, Mr. Zimels was the Controller and Vice President of Finance at Net Media Ltd., a leading Israel based Internet Service Provider, from June 1995 to June 1997. From April 1991 to May 1995, Mr. Zimels was a senior tax auditor for the Income Tax Bureau of the State of Israel. Mr. Zimels graduated with distinction from Hebrew University with a degree in Economics and Accounting and holds a Masters in Economics from Hebrew University.

Independent Directors

         Our Board has determined that each member of the Board other than Mr. Zimels is independent under the definition promulgated by the Nasdaq Stock Market for independent board members. In addition, the Board has determined that the members of the Audit Committee meet the additional independence criteria required for audit committee membership.

                                  PROPOSAL # 2
              AMENDMENT TO INCREASE THE AGGREGATE NUMBER OF SHARES
               FOR WHICH AWARDS MAY BE GRANTED UNDER THE COMPANY'S
                            2004 STOCK INCENTIVE PLAN

                                 (Notice Item 2)

General

         Our deltathree 2004 Stock Incentive Plan (the "2004 Plan") was approved by our Board of Directors and stockholders in 2004. A total of 759,732 shares of Common Stock, which represented the total number of shares issuable under the 1999 deltathree Stock Incentive Plan (the "1999 Plan") less the amount of shares granted as awards under the 1999 Plan, plus such additional shares of Common Stock as are represented by Awards previously granted under the 1999 Plan which are cancelled or expire after the date of stockholder approval of the 2004 Plan without delivery of shares of stock by the Company, were initially reserved for issuance under the 2004 Plan. The total amount of shares issuable under the 2004 Plan did not, in effect, increase from the amount of shares that were originally issuable under the 1999 Plan. Therefore, the Board of Directors recommends the amendment to the 2004 Plan described in this proposal to increase the number of shares issuable under the 2004 Plan by an additional 2,000,000 shares.

          In October 2005, the Board of Directors voted to approve an amendment to the 2004 Plan to increase the aggregate number of shares of Common Stock which may be offered under the Plan by an additional 2,000,000 shares. By its terms, the 2004 Plan may be amended by the Board of Directors, provided that any amendment which the Board of Directors determines requires stockholder approval is subject to receiving such stockholder approval. This amendment is being submitted for your approval to ensure continued qualification of the 2004 Plan under the rules of the Nasdaq Stock Market and in order to receive favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         We are requesting that you approve the amendment to the 2004 Plan in order that the Company may have sufficient shares available for the grant of options in the future. We believe the increased number of shares we are asking you to approve are necessary for the Company to be able to attract and retain executive officers and key employees and consultants while continuing the Company's policy of conserving its cash resources.

         The proposed amendment to the 2004 Plan is made solely to increase the number of shares available for issuance by 2,000,000 shares and is being submitted to the stockholders for approval because there are only 417,234 shares currently remaining for future grants under the 2004 Plan. No other changes in the 2004 Plan are being proposed.

         Because our named executive officers are otherwise eligible to receive option grants under the 2004 Plan, they have an interest in this proposal. On November 11, 2005, the closing market price per share of our Common Stock was $ 2.50, as reported in the Nasdaq SmallCap Market.

Material Features of the 2004 Plan

         The following paragraphs provide a summary of the principal features of our 2004 Plan and its operation.

         The purpose of the 2004 Plan is to foster and promote the long-term financial success of our company and materially increase shareholder value by
(a) motivating superior performance by means of performance-related incentives,
(b) encouraging and providing for the acquisition of an ownership interest in our company by executive officers, other employees and consultants and (c) enabling us to attract and retain the services of an outstanding management team upon whose judgment, interest and effort the successful conduct of our operations is largely dependent.

         General. The Plan provides for the grant of (i) incentive stock options and non-incentive stock options to purchase our Common Stock; (ii) stock appreciation rights, which may be granted in tandem with or independently of stock options; (iii) restricted stock and restricted units; (iv) incentive stock and incentive units; and (v) stock in lieu of cash. Excluding the proposed amendment for which we are seeking stockholder approval, the aggregate number of shares that may be issued under the 2004 Plan cannot exceed (a) 759,732 shares, plus (b) such additional shares of Common Stock as are represented by Awards previously granted under the 1999 Plan which are cancelled or expire after the date of stockholder approval of this Plan without delivery of shares of stock by the Company.

         Administration. The 2004 Plan is administered by a committee that will be made up of directors who are not employees of the Company and whose membership on the committee (i) does not adversely impact the Company's ability to deduct compensation payments made under the Plan and (ii) will permit recipients of awards to avail themselves of exemptions under federal securities laws.

         Eligibility and Extent of Participation. The 2004 Plan provides for discretionary grants of awards to officers of the Company within the meaning of Rule 16a-1(f) of the Exchange Act and to other employees and consultants of the Company. Directors who are non-employees are prohibited from participating in the plan. The maximum number of shares for which options or stock appreciation rights may be granted to any one participant in a calendar year is 500,000 of the shares of Common Stock available under the Plan.

         Stock Options. Under the Plan, the compensation committee may grant both incentive and non-incentive stock options for Common Stock of the Company. The options generally will have a term of ten years and will become exercisable in three equal installments commencing on the first anniversary of the date of grant. The purchase price per share payable upon exercise of an option will be established by the compensation committee; provided, however, that such option exercise price may be no less than the fair market value of a share of Common Stock on the date of grant. The option exercise price is payable by one of the following methods or a combination of methods to the extent permitted by the compensation committee: (i) in cash or its equivalent, or (ii) subject to the approval of the compensation committee, in shares of Common Stock owned by the participant for at least six months prior to the date of exercise. The compensation committee may provide that a participant who delivers shares of Common Stock to exercise an option when the market value of the Common Stock exceeds the exercise price of the option will be automatically granted reload options for the number of shares delivered to exercise the option. Reload options will be subject to the same terms and conditions as the related option except that the exercise price will be the fair market value on the date the reload option is granted and such reload option will not be exercisable for six months.

         Stock Appreciation Rights. The compensation committee may grant stock appreciation rights in tandem with or independently of a stock option. Stock appreciation rights entitle the participant to receive the excess of the fair market value of a stated number of shares of Common Stock on the date of exercise over the base price of the stock appreciation right. The base price may not be less than 100% of the fair market value of the Common Stock on the date the stock appreciation right is granted. The compensation committee will determine when a stock appreciation right is exercisable, the method of exercise, and whether settlement of the stock appreciation right is to be made in cash, shares of Common Stock or a combination of cash and shares.

         Restricted Stock and Restricted Units. The compensation committee may grant awards in the form of restricted stock and restricted units. For purposes of the Plan, restricted stock is an award of Common Stock and a restricted unit is a contractual right to receive Common Stock (or cash based on the fair market value of Common stock). Such awards are subject to such terms and conditions, if any, as the compensation committee deems appropriate. Unless otherwise determined by the compensation committee, participants are entitled to receive either currently or at a future date, dividends or other distributions paid with respect to restricted stock and, if and to the extent determined by the compensation committee, either to be credited with or receive currently an amount equal to dividends paid with respect to the corresponding number of shares covered by restricted units. Restricted stock and restricted units become vested and nonforfeitable and the restricted period shall lapse upon the third anniversary of the date of grant unless the compensation committee determines otherwise.

         Incentive Stock and Incentive Units. The Plan allows for the grant of awards in the form of incentive stock and incentive units. For purposes of the plan, incentive stock is an award of Common Stock and an incentive unit is a contractual right to receive Common Stock. Such awards will be contingent upon the attainment, in whole or in part, of certain performance objectives over a period to be determined by the compensation committee. With regard to a particular performance period, the compensation committee has the discretion, subject to the plan's terms, to determine the terms and conditions of such awards, including the performance objectives to be achieved during such period and the determination of whether and to what degree such objectives have been attained. Unless otherwise determined by the compensation committee, participants are entitled to receive, either currently or at a future date, all dividends and other distributions paid with respect to the incentive stock and, if and to the extent determined by the compensation committee, either to be credited with or receive currently an amount equal to dividends paid with respect to the corresponding number of shares covered by the incentive units.

         Stock in Lieu of Cash. The Plan authorizes the compensation committee to grant awards of Common Stock to executive officers in lieu of all or a portion of an award otherwise payable in cash pursuant to any bonus or incentive compensation plan of the company, based on the fair market value of the Common Stock.

         Amendment and Termination. The Plan will terminate not later than ten years from the date of its adoption. The board of directors or the compensation committee may amend, suspend or terminate the Plan or any portion of it at any time. However, no amendment may be made to the Plan without shareholder approval if such amendment would (1) increase the number of shares of Common Stock subject to the Plan, (2) change the price at which awards may be granted, or (3) remove the administration of the Plan from the compensation committee.

Federal Income Tax Considerations

         The following summary of the federal income tax consequences of 2004 Plan transactions is based upon federal income tax laws in effect on the date of this Proxy Statement. This summary does not purport to be complete, and does not discuss, state, local or non-U.S. tax consequences except as set forth below.

         Nonqualified Stock Options. The grant of a nonqualified stock option under the 2004 Plan will not result in any federal income tax consequences to the participant or to us. Upon exercise of a nonqualified stock option, the participant is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares on the date of exercise. This income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the participant's total compensation is deemed reasonable in amount. Any gain or loss on the participant's subsequent disposition of the shares of Common Stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. We do not receive a tax deduction for any such gain.

         Incentive Stock Options. Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to the Company at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to him (referred to as the "ISO holding period"). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in "alternative minimum taxable income." Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and the Company will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee's adjusted basis in the shares.

         In the year of the disqualifying disposition, the Company is entitled to a deduction equal to the amount of ordinary income recognized by the optionee, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the participant's total compensation is deemed reasonable in amount.

         Restricted Stock. The grant of restricted stock will subject the recipient to ordinary compensation income on the difference between the amount paid for such stock and the fair market value of the shares on the date that the restrictions lapse. This income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the participant's total compensation is deemed reasonable in amount. Any gain or loss on the recipient's subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on how long the stock has been held since the restrictions lapsed. We do not receive a tax deduction for any such gain.

         Recipients of restricted stock may make an election under Section 83(b) of the Code ("Section 83(b) Election") to recognize as ordinary compensation income in the year that such restricted stock is granted, the amount equal to the spread between the amount paid for such stock and the fair market value on the date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain to the recipient. The Section 83(b) Election must be made within thirty days from the time the restricted stock is issued.

         Stock Appreciation Rights. Recipients of stock appreciation rights ("SARs") generally should not recognize income until the SAR is exercised (assuming there is no ceiling on the value of the right). Upon exercise, the participant will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value the shares, if any, received upon such exercise. Participants who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon exercise of an SAR. Participants will recognize gain upon the disposition of any shares received on exercise of an SAR equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year.

         We will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the participant's total compensation is deemed reasonable in amount.

         Restricted Stock Units. Recipients of restricted stock units generally should not recognize income until such units are converted into cash or shares of stock. Upon conversion, the participant will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value the shares, if any, received upon such conversion. Participants who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon conversion of the restricted stock units. Participants will recognize gain upon the disposition of any shares received upon conversion of the restricted stock units equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year.

         We will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the participant's total compensation is deemed reasonable in amount.

Israeli Income Tax Considerations

     The following summary of the income tax consequences for our employees residing in the State of Israel of options granted under the 2004 Plan is based upon Israeli income tax laws in effect on the date of this Proxy Statement. These tax consequences will not apply in any way to individuals who are not residents of the State of Israel or who are not deemed to be residents of the State of Israel for the payment of tax.

Approved 102 Options

     Approved 102 Options are governed by Section 102(b) of Israel's Income Tax Ordinance (New Version), 1961 (the "Ordinance") and will be held by a trustee for the benefit of the option holders for the requisite holding period under
Section 102, which is two years following the end of the tax year in which the options were granted to the optionee, with respect to a CGA (as defined below) and which is one year following the end of the tax year in which the options were granted to the optionee, with respect to an OIA (as defined below). Under current tax laws in effect in the State of Israel, the optionees will not be required to recognize income for Israeli income tax purposes at the date of grant of Approved 102 Options nor at the date of exercise of such options. The release of an Approved 102 Option (or of a share received on the exercise thereof) from the trustee to the optionee, or the sale of an Approved 102 Option (or of a share received on the exercise thereof), whichever is earlier, is a taxable event under Israeli law. The grant of Approved 102 Options is subject to approval by Israel's Income Tax Authorities. In addition, CGAs and OIAs may not be granted simultaneously, and our election of the type of Approved 102 Options to be granted under the Plan has to be filed with the Israeli Tax Authorities at least 30 days before the first date of grant of Approved 102 Options. Such election will become effective as of the first date of grant of an Approved 102 Option under the Plan and shall remain in effect at least until the end of the year following the year during which we first granted an Approved 102 Option. Our election shall not prevent us from also granting Unapproved 102 Options at any time or from time to time. Approved 102 Options may either be classified as a capital gain option ("CGA") or an ordinary income option ("OIA").

     CGA

     With respect to a CGA, the optionee will realize a capital gain in an amount equal to the spread between (i) the fair market value of the share purchased upon such exercise, on the date such share is sold or released from trust, as the case may be, and (ii) the exercise price of the option. Capital gains realized will be taxed at a flat rate of 25%. In cases where the exercise price of options is lower than the fair market value of the company's shares on the date of grant, the excess of the fair market value of the shares on the date of grant over the exercise price (the "Rebate") shall be considered as compensation income. Upon the sale of shares received following the exercise of options or upon release from the trust, whichever is earlier, the taxable gain shall be taxed in two parts:

     o The Rebate will be taxable as ordinary income, and the optionee will be subject to social taxes and income tax rates will be determined in accordance with the optionee's marginal tax rates; and

     o The difference between (i) the fair market value of the share on the date such shares were sold or released from the trust, as the case may be, and
     (ii) the exercise price of the option (plus the Rebate) shall be taxable as capital gain at a flat rate of 25%. Furthermore, the capital gains upon the sale of the shares will not be subject to Israeli social taxes.

     For so long as the shares received upon exercise of the options are held in trust, there will be no taxable event. However, if such shares are transferred from the trust to the optionee, a taxable event will then occur. If the optionee then sells such shares, a second taxable event will occur. To the extent the shares received following the exercise of options are sold during the holding period required under Section 102 of the Ordinance, the taxable gain will be considered as ordinary income and will be liable for social taxes. Income tax rates will be determined in accordance with the optionee's marginal tax rates.

     OIA

     With respect to an OIA, the optionee will recognize compensation income, taxable as ordinary income in an amount equal to the difference between (i) the fair market value of the share purchased upon such exercise, on the date such share is sold or released from trust, as the case may be, and (ii) the exercise price of the option. Furthermore, the compensation income upon the sale of the shares will be subject to Israeli social taxes. Income tax rates will be determined in accordance with the optionee's marginal tax rates. For so long as the shares received upon exercise of the options are held in trust, there will be no taxable event. However, if such shares are transferred from the trust to the optionee, a taxable event will then occur. If the optionee then sells such shares, a second taxable event will occur. To the extent the shares received following exercise of options are sold during the trust period applicable to OIAs, the optionee will recognize ordinary income at the time of such sale or transfer equal to the higher of the tax liability on the grant date or the tax liability upon disposition or transfer.

Unapproved 102 Options

     Unapproved 102 Options are governed by Section 102(c) of the Ordinance and are not required to be held by a trustee. With respect to non-traded options, the optionee will recognize compensation income, taxable as ordinary income at his or her marginal tax rate upon the sale of shares received following the exercise of options. Furthermore, the compensation income upon the sale of the shares will be subject to Israeli social taxes.

New Plan Benefits

         Because awards under the 2004 Plan, as amended, will be granted at the sole discretion of the Compensation Committee of the Board of Directors, we cannot determine at this time either the persons who will receive awards under the 2004 Plan or the amount or types of any such awards.

Vote Required and Recommendation of the Board of Directors

         The affirmative vote of a majority of the shares present or represented by proxy and entitled to vote for this proposal at the Annual Meeting is required to approve the increase in the aggregate number of shares of Common Stock available under the 2004 Plan. Proxies solicited by the Board of Directors will be voted in favor of the amendment unless a stockholder has indicated otherwise on the proxy. Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers' unvoted shares held by the firms in street name on this proposal, therefore, any shares not voted by a customer will be treated as a broker non-vote, such broker non-votes will have no effect on the results of this vote.

The Board of Directors unanimously recommends that stockholders vote FOR the approval of the adoption of an amendment to the 2004 Stock Incentive Plan to increase by 2,000,000 shares the aggregate number of shares for which stock may be granted under the Plan.

                                  PROPOSAL # 3
              AMENDMENT TO INCREASE THE AGGREGATE NUMBER OF SHARES
           FOR WHICH STOCK OPTIONS MAY BE GRANTED UNDER THE COMPANY'S
                  2004 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

                                 (Notice Item 3)

General

         Our deltathree 2004 Non-Employee Director Stock Option Plan (the "2004 Directors Plan") was approved by our Board of Directors and stockholders in 2004. A total of 351,216 shares of Common Stock, which represented the total number of shares issuable under the deltathree 1999 Directors Compensation Plan (the "1999 Directors Plan") less the amount of shares granted as awards under the 1999 Directors Compensation Plan, plus such additional shares of Common Stock as are represented by Awards previously granted under the 1999 Directors Compensation Plan which are cancelled or expire after the date of stockholder approval of the 2004 Directors Plan without delivery of shares of stock by the Company, were initially reserved for issuance under the 2004 Directors Plan. The total amount of shares issuable under the 2004 Directors Plan did not, in effect, increase from the amount of shares that were originally issuable under the 1999 Directors Plan. Therefore, the Board of Directors recommends the amendment to the 2004 Directors Plan described in this proposal to increase the number of shares issuable under the 2004 Directors Plan by an additional 500,000 shares.

           In October 2005, the Board of Directors voted to approve an amendment to the 2004 Directors Plan to increase the aggregate number of shares of Common Stock which may be offered under the Plan by an additional 500,000 shares. By its terms, the 2004 Directors Plan may be amended by the Board of Directors, provided that any amendment which the Board of Directors determines requires stockholder approval is subject to receiving such stockholder approval. This amendment is being submitted for your approval to ensure continued qualification of the 2004 Directors Plan under the Nasdaq Stock Market rules.

         We are requesting that you approve the amendment to the 2004 Directors Plan in order that the Company may have sufficient shares available for the grant of options to directors in the future. We believe the increased number of shares we are asking you to approve are necessary for the Company to be able to attract and retain directors while continuing the Company's policy of conserving its cash resources.

         The proposed amendment to the 2004 Directors Plan is made solely to increase the number of shares available for issuance by 500,000 shares and is being submitted to the stockholders for approval because there are only 236,216 shares currently remaining for future grants under the 2004 Directors Plan. No other changes in the 2004 Directors Plan are being proposed.

           Because our non-employee directors are otherwise eligible to receive option grants under the 2004 Directors Plan, they have an interest in this proposal.

Material Features of the 2004 Directors Plan

         The following paragraphs provide a summary of the principal features of our 2004 Directors Plan and its operation.

         The purposes of the 2004 Directors Plan are to enable us to attract, maintain and motivate qualified directors and to enhance a long-term mutuality of interest between our directors and shareholders of our Common Stock by granting our directors options to purchase our shares.

         General. The Directors Plan provides for the automatic grant of nonstatutory stock options. Options granted under the Plan are not intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code. Excluding the proposed amendment for which we are seeking stockholder approval, the aggregate number of shares of Common Stock that may be issued under the 2004 Directors Plan cannot exceed (a) 351,216 shares, plus (b) such additional shares of Common Stock as are represented by Options previously granted under the 1999 Directors Plan which are cancelled or expire after the date of stockholder approval of this Plan without delivery of shares of stock by the Company. Shares subject to any option granted under the 2004 Directors Plan, or under the 1999 Directors Plan, which expire or are terminated or canceled prior to exercise will be available for future grants under the 2004 Directors Plan.

         Administration. The 2004 Directors Plan is administered by the Board. The Board may delegate its powers and functions hereunder to a duly appointed committee of the Board. The Board shall have full authority to interpret the Plan; to establish, amend and rescind rules for carrying out the Plan; to administer the Plan; to incorporate in any option agreement such terms and conditions, not inconsistent with the Plan, as it deems appropriate; to construe the respective option agreements and the Plan; and to make all other determinations and to take such steps in connection with the Plan as the Board, in its discretion, deems necessary or desirable for administering the Plan.

         Non-Discretionary Grants

         Initial Option Awards. Each director who is not an employee of the Company will be granted options to acquire 10,000 shares of Common Stock on the date he or she joins the Board.

         Subsequent Option Awards. On the first business day after each annual meeting of stockholders of the Company occurring during the term of the Plan commencing with the Meeting, each non-employee director who meets the guidelines for Board service and who continues to be a non-employee director following such annual meeting shall automatically be granted an option to purchase 10,000 shares of Common Stock; provided that no Subsequent Option Award shall be made to any non-employee director who has not served as a director of the Company, as of the time of such annual meeting, for at least six months.

         Committee Chairman Awards. Each non-employee director who is appointed as chairman of a standing committee of the Board (and has not served as the chairman of such committee immediately prior to the appointment) shall be automatically granted an option to purchase 10,000 shares of Common Stock on the date of such appointment. Each non-employee director who serves as a chairman of the full Board or of a standing committee of the Board other than the audit committee, and who meets the guidelines for Board service, immediately following each annual meeting of the Company's stockholders, commencing with the Meeting, shall be granted an option to purchase an additional 10,000 shares of Common Stock; provided that no Committee Chairman Award shall be made to: any non-employee director who has not served as a director of the Company, as of the time of such annual meeting, for at least six months, and no Committee Chairman Award shall be made to any Eligible Director who has received a Committee Chairman award for such service on the same committee within the past six months.

         Audit Committee Service Awards. Each non-employee director who is appointed as a member of the audit committee of the Board (and has not served as a member of such committee immediately prior to that appointment) shall be automatically granted an option to purchase 10,000 shares of Common Stock on the date of such appointment. Each non-employee director who serves as a member of the audit committee of the Board, and who meets the guidelines for Board service, immediately following each annual meeting of the Company's stockholders, commencing with the Meeting, shall be granted an option to purchase an additional 10,000 shares of Common Stock; provided that: no Audit Committee Service Award shall be made to any non-employee director who has not served as a director of the Company, as of the time of such annual meeting, for at least six months, and no Audit Committee Award shall be made to any Eligible Director who has received an Audit Committee award for such service within the past six months. In addition, the chairman of the audit committee of the Board shall be granted an additional option to purchase 5,000 shares of Common Stock.

         Annual Limitation. Notwithstanding the foregoing, a non-employee director shall receive a maximum of options to purchase 30,000 shares of Common Stock during any single calendar year.

         Exercise Price. The exercise price per share of Common Stock of each option granted pursuant to the Plan shall be equal to the fair market value per share on the date of grant.

         Option Term. If not previously exercised, each option shall expire on the earlier of (i) the tenth anniversary of the date of the grant thereof and
(ii) on the first anniversary of the termination of the non-employee director's status as a director of the Company.

         Exercisability. Each option granted under the Plan shall become fully vested and exercisable on the first anniversary of the date of grant.

         Change in Control. Notwithstanding anything to the contrary in the Plan, options granted pursuant to the Plan will become exercisable in full upon a "change in control." A "change in control" shall arise if, at any time while the non-employee director is a member of the Company's Board any one or more of the following events occurs:

         (i) The Company is merged, consolidated or reorganized into or with another corporation, or other entity and, as a result thereof, less than 50% of the outstanding stock or other capital interests of the surviving, resulting or acquiring corporation, person, or other entity is owned, in the aggregate, by the stockholder or stockholders of the Company immediately prior to such merger, consolidation or reorganization;

         (ii) The Company sells all or substantially all of its business or assets (or both) to any other corporation, person, or other entity, less than 50% of the outstanding, voting stock or other capital interests of which are owned, in the aggregate, by the stockholders of the Company, directly or indirectly, immediately prior to or after such sale; or

         (iii) Any "Person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) other than a Person who is an affiliate as of the effective date of the Plan becomes the "Beneficial Owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities (excluding for this purpose the Company or its Affiliates or any employee benefit plan of the Company) pursuant to a transaction or a series of related transactions which the Board of Directors does not approve.

         Transferability of Awards. No option under the Plan shall be transferable by the non-employee otherwise than by will or under the applicable laws of descent and distribution, unless such transfer shall be (a) acceptable under Rule 16b-3 and is approved by the Board or its authorized delegate or (b) if the option agreement pursuant to which an option is made so provides, by gift or domestic relations order, to (i) the spouse, children or grandchildren of such non-employee director (collectively, "Family Members"), (ii) a trust or trusts for the exclusive benefit of such Family Members, or (iii) a partnership or limited liability company in which such Family Members and trusts for the exclusive benefit of such Family Members are the only partners or members, as the case may be.

         Termination and Amendment. This Plan shall terminate at the close of business on September 23, 2014, unless sooner terminated by action of the Board or stockholders of the Company. The Board at any time or from time to time may amend this Plan to effect (i) amendments necessary or desirable in order that this Plan and the options granted thereunder shall conform to all applicable laws and regulations and (ii) any other amendments deemed appropriate. Notwithstanding the foregoing, (i) the provisions of the Plan relating to (A) the number of shares to be granted under the Plan or subject to any option granted to any non-employee director, (B) the timing of any option grant and (C) the material terms of any such option (including, without limitation, the time of any such grant) may not be amended without the approval of the Company's stockholders and (ii) the Board may not effect any amendment that would require the approval of the stockholders of the Company under any applicable laws or the listing requirements of The Nasdaq Stock Market (if applicable to the Company at the time such amendment is adopted or will be effective) unless such approval is obtained.

Federal Income Tax Considerations

         The following summary of the federal income tax consequences of 2004 Directors Plan transactions is based upon federal income tax laws in effect on the date of this Proxy Statement. This summary does not purport to be complete, and does not discuss, state, local or non-U.S. tax consequences.

         Nonqualified stock options granted under the 2004 Directors Plan generally have the following federal income tax consequences.

         The grant of a nonqualified stock option under the 2004 Directors Plan will not result in any federal income tax consequences to the participant or to us. Upon exercise of a nonqualified stock option, the participant is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares on the date of exercise. If the participant becomes an employee, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. We are entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the participant's total compensation is deemed reasonable in amount. Any gain or loss on the participant's subsequent disposition of the shares of Common Stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. We do not receive a tax deduction for any such gain.

New Plan Benefits

         The following table shows the estimated awards to be issued under the 2004 Directors Plan following the Meeting during the remainder of 2005 (and in each subsequent calendar year) to all current director nominees who are not executive officers.

                                NEW PLAN BENEFITS
                  2004 Non-Employee Director Stock Option Plan
---------------------------------------- --------------------------------------
           Name and Position                       Number of Shares
---------------------------------------- --------------------------------------
        Non-Executive Directors                         135,000
---------------------------------------- --------------------------------------

Vote Required and Recommendation of the Board of Directors

         The affirmative vote of a majority of the shares present or represented by proxy and entitled to vote for this proposal at the Annual Meeting is required to approve the increase in the aggregate number of shares of Common Stock available under the 2004 Directors Plan. Proxies solicited by the Board of Directors will be voted in favor of the amendment unless a stockholder has indicated otherwise on the proxy. Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers' unvoted shares held by the firms in street name on this proposal, therefore, any shares not voted by a customer will be treated as a broker non-vote, such broker non-votes will have no effect on the results of this vote.

The Board of Directors unanimously recommends that stockholders vote FOR the approval of the adoption of an amendment to the 2004 Non-Employee Director Stock Option Plan to increase by 500,000 shares the aggregate number of shares for which stock may be granted under the Plan.

                                  PROPOSAL # 4
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

                                 (Notice Item 4)
General

         Subject to ratification by our stockholders, on the recommendation of the Audit Committee, the Board has reappointed Brightman Almagor & Co., a member firm of Deloitte & Touche, as independent auditors to audit our financial statements for the fiscal year ending December 31, 2005.

         Representatives of Brightman Almagor & Co. are invited to the Meeting and will have an opportunity to make a statement if they so desire and may be available to respond to appropriate questions.

Vote Required and Recommendation of the Board of Directors

         The ratification of the selection of Brightman Almagor & Co. as our independent auditors for the fiscal year ending December 31, 2005 will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present at the Meeting, in person or represented by proxy, and entitled to vote. In determining whether the proposal has received the requisite number of affirmative votes, abstentions will be counted and will have the same effect as a vote against the proposal. Broker non-votes will be disregarded and will have no effect on the outcome of the vote.

         The Board believes that a vote for the proposal to ratify the appointment by the Board of the independent auditors as described above is in the best interests of our stockholders and us and unanimously recommends a vote "FOR" such proposal.

Audit and Non-Audit Fees

         The following table presents fees for professional audit services rendered by Brightman Almagor & Co. for the audit of the Company's annual financial statements for the years ended December 31, 2004, and December 31, 2003, and fees billed for other services rendered by Brightman Almagor & Co. during those periods.

                                                   2004         2003
                                                   ----         ----
Audit fees                                     $ 54,000     $ 54,000
Audit related fees                                3,000        4,000
Tax fees                                         11,000            -
All Other Fees                                        -            -
-----------------------------------------------------------------------
Total                                          $ 68,000     $ 58,000
-----------------------------------------------------------------------

         In the above table, in accordance with the SEC's definitions and rules, "audit fees" are fees we paid Brightman Almagor & Co. for professional services for the audit of our annual financial statements and review of financial statements included in our quarterly reports filed with the SEC, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits and consultation regarding financial accounting and/or reporting standards; "audit-related fees" are fees billed by Brightman Almagor & Co. for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements, "tax fees" are fees for tax compliance, tax advice and tax planning; and "all other fees" are fees billed by Brightman Almagor & Co for any services not included in the first three categories.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Auditors

         Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor.

         Prior to engagement of the independent auditor for the next year's audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

         1. Audit services include audit work performed in the preparation of financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

         2. Audit-Related services are for assurance and related services that are traditionally performed by the independent auditor, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

         3. Tax services include all services performed by the independent auditor's tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

         4. Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from the independent auditor.

         Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor.

         The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

                               EXECUTIVE OFFICERS

         Set forth below is a brief description of the present and past business experience of each of the persons who serve as our executive officers or key employees who are not also serving as directors.

         Paul C. White, 42 - Chief Financial Officer, Executive Vice President for Strategy, Development and Planning, and Secretary. Mr. White has served as our Chief Financial Officer since September 2000 and is responsible for corporate finance and all financial and strategic aspects of our operations, including accounting, tax, treasury, financial analysis, billing, internal audit, investor relations, real estate and procurement functions. Mr. White brings a vast array of experience in both the telecommunications and Internet industries. Mr. White cultivated his expertise in both telecommunications and the Internet with senior level positions at Tangoe Inc. (formerly TelecomRFQ, Inc.,) a leading provider of enterprise-wide Telecommunications Expense Management software , where he served as President and Chief Executive Officer, Buyersedge.com, an on-line consumer services "reverse-auction' company, where he served as Vice President of Operations & Finance, and at Southern New England Telecommunications (SNET), the SBC Communications, Inc. subsidiary, where he served as Director of IT Strategy & Finance, Director of Corporate Development and Director of Finance & Business Development between 1995 and 1999. Mr. White has also worked in senior level positions at Ernst & Young, LLP and Arthur Andersen, LLP. Mr. White has a BBA and an MBA from Hofstra University, as well as a CPA.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary Compensation Table

         The following table sets forth certain summary information concerning the compensation paid or awarded for services rendered during each of our last three fiscal years to our chief executive officer and each of our other most highly compensated executive officers in 2002, 2003 and 2004 whose total salary and bonus exceeded $100,000. These two executive officers are referred to in this report as "named executive officers".

                                              Annual Compensation       Long-Term Compensation
                                            -----------------------   --------------------------
                                                                      Securities
                                                                      Underlying     All Other
    Name and Principal Position      Year      Salary ($)  Bonus ($)  Options (#)   Compensation
    ---------------------------      ----      ----------  ---------  ------------  ------------
Shimmy Zimels                        2004       $180,000    $125,050      80,000        --
   President and Chief Executive
   Officer and former Chief          2003        180,000          --      85,000        --
   Operating Officer................ 2002        182,335          --     100,000        --

                                     2004       $180,000     $94,100      75,000        --
Paul C. White                        2003        180,000          --      65,000        --
  Chief Financial Officer and EVP... 2002        182,335          --     100,000        --

Option Grants During 2004

         The following table sets forth information regarding each stock option granted during fiscal year 2004 to each of the named executive officers.

                                Individual Grants
                                                                            Potential Realizable
                         Shares of      % of Total    Exercise                    Value at
                        Common Stock      Options      Price                Assumed Rates of Stock
                         Underlying     Granted to      Per                   Price Appreciation
                          Options      Employees in    Share    Expiration    for Option Term (2)
Name                   Granted (#)(1)   Fiscal Year    ($/Sh)      Date        5%          10%
--------------------------------------------------------------------------------------------------
Shimmy Zimels .........    80,000          20.0%        2.85     12/22/14   $92,819      $216,307
Paul C. White..........    75,000          18.7%        2.85     12/22/14   $87,018      $202,788

(1) The options were granted pursuant to the Company's 2004 Stock Incentive Plan (the "Plan"). The options granted to the named executive officers are non-qualified stock options and vest annually in three equal installments commencing one year from the date of grant.

(2) The amounts shown in this table represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise. Actual gains, if any, on stock option exercises will depend on the future performance of the Common Stock, the optionee's continued employment through the option period and the date on which the options are exercised.

Option Exercises in Fiscal 2004 and Year-End Option Values

         The following table sets forth information for the named executive officers with respect to option exercises during 2004 and the value as of December 31, 2004 of unexercised in-the-money options held by each of the named executive officers.

                                                                                Number of
                                                                               Securities             Value of
                                                                               underlying           Unexercised
                                                                               Unexercised          In-The-Money
                                                                               Options at            Options at
                                  Shares                                      Year End (#)          Year-End ($)
                                 Acquired                   Value              Exercisable          Exercisable
Name                          On Exercise (#)           Realized ($)         /Unexercisable        /Unexercisable
--------------------------------------------------------------------------------------------------------------------
Shimmy Zimels..........              --                        --            478,937/170,001      626,265/203,235
Paul C. White..........              --                        --            248,332/151,668      498,547/179,953

Equity Compensation Plan Information

         The following table provides certain aggregate information with respect to all of our equity compensation plans in effect as of December 31, 2004:

-------------------------- ---------------------------- ---------------------------- -----------------------------
 Plan Category             Number of Securities to be   Weighted Average Exercise    Number of Securities
                           Issued Upon Exercise of      Price of Outstanding         Remaining Available for
                           Outstanding Options,         Options, Warrants and        Future Issuance Under
                           Warrants and Rights          Rights                       Equity Compensation Plans
                                                                                     (excluding securities
                                                                                     reflected in first column)
-------------------------- ---------------------------- ---------------------------- -----------------------------
 Equity Compensation                3,066,939                      $2.50                       662,950
 Plans Approved by
 Security Holders (1)
-------------------------- ---------------------------- ---------------------------- -----------------------------
 Equity Compensation
 Plans not Approved by
 Security Holders                      N/A                          N/A                          N/A
-------------------------- ---------------------------- ---------------------------- -----------------------------
 Total                              3,066,939                      $2.50                       662,950
-------------------------- ---------------------------- ---------------------------- -----------------------------

(1) These plans consist of our 1999 Stock Incentive Plan, 1999 Directors' Plan, and 1999 Employee Stock Purchase Plan, 2004 Stock Incentive Plan and 2004 Non-Employee Director Stock Option Plan.

Compensation Committee Interlocks and Insider Participation

         Executive compensation decisions in 2004 were made by the Compensation Committee. During 2004, no interlocking relationship existed between our Board and the board of directors or compensation committee of any other company.

Director Compensation

         At our Annual Meeting on November 8, 2004, each of our non-management directors became eligible to receive $10,000 for their services as directors, through the next Annual Meeting date. We anticipate paying $10,000 to each outside director in 2005. Directors are reimbursed for the expenses they incur in attending meetings of the Board and Board committees.

2004 Non-Employee Director Stock Option Plan

         The purposes of the 2004 Non-Employee Director Stock Option Plan (the "Director Plan") are to enable us to attract, maintain and motivate qualified directors and to enhance a long-term mutuality of interest between our directors and shareholders of our Common Stock by granting our directors options to purchase our shares.

          The Director Plan provides for the automatic grant of nonstatutory stock options. Options granted under the Plan are not intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code. Excluding the proposed amendment for which we are seeking stockholder approval described in our Proposal Number 3, the aggregate number of shares of Common Stock that may be issued under the Director Plan cannot exceed (a) 351,216 shares, plus (b) such additional shares of Common Stock as are represented by Options previously granted under the 1999 Directors Plan which are cancelled or expire after the date of stockholder approval of the Director Plan without delivery of shares of stock by the Company.

         Initial Option Awards. Each director who is not an employee of the Company will be granted options to acquire 10,000 shares of Common Stock on the date he or she joins the Board.

         Subsequent Option Awards. On the first business day after each annual meeting of stockholders of the Company occurring during the term of the Plan, each non-employee director who meets the guidelines for Board service and who continues to be a non-employee director following such annual meeting shall automatically be granted an option to purchase 10,000 shares of Common Stock; provided that no Subsequent Option Award shall be made to any non-employee director who has not served as a director of the Company, as of the time of such annual meeting, for at least six months.

         Committee Chairman Awards. Each non-employee director who is appointed as chairman of a standing committee of the Board (and has not served as the chairman of such committee immediately prior to the appointment) shall be automatically granted an option to purchase 10,000 shares of Common Stock on the date of such appointment. Each non-employee director who serves as a chairman of the full Board or of a standing committee of the Board other than the audit committee, and who meets the guidelines for Board service, immediately following each annual meeting of the Company's stockholders, shall be granted an option to purchase an additional 10,000 shares of Common Stock; provided that no Committee Chairman Award shall be made to: any non-employee director who has not served as a director of the Company, as of the time of such annual meeting, for at least six months, and no Committee Chairman Award shall be made to any Eligible Director who has received a Committee Chairman award for such service on the same committee within the past six months.

         Audit Committee Service Awards. Each non-employee director who is appointed as a member of the audit committee of the Board (and has not served as a member of such committee immediately prior to that appointment) shall be automatically granted an option to purchase 10,000 shares of Common Stock on the date of such appointment. Each non-employee director who serves as a member of the audit committee of the Board, and who meets the guidelines for Board service, immediately following each annual meeting of the Company's stockholders, shall be granted an option to purchase an additional 10,000 shares of Common Stock; provided that: no Audit Committee Service Award shall be made to any non-employee director who has not served as a director of the Company, as of the time of such annual meeting, for at least six months, and no Audit Committee Award shall be made to any Eligible Director who has received an Audit Committee award for such service within the past six months. In addition, the chairman of the audit committee of the Board shall be granted an additional option to purchase 5,000 shares of Common Stock.

         Notwithstanding the foregoing, a non-employee director shall receive a maximum of options to purchase 30,000 shares of Common Stock during any single calendar year. The exercise price per share of Common Stock of each option granted pursuant to the Plan shall be equal to the fair market value per share on the date of grant. If not previously exercised, each option shall expire on the earlier of (i) the tenth anniversary of the date of the grant thereof and
(ii) on the first anniversary of the termination of the non-employee director's status as a director of the Company. Each option granted under the Plan shall become fully vested and exercisable on the first anniversary of the date of grant. In addition, options granted pursuant to the Plan will become exercisable in full upon a "change in control" as defined in the Plan. The Plan terminates at the close of business on September 23, 2014, unless sooner terminated by action of the Board or stockholders of the Company.

Employment Agreements, Termination of Employment and Change-in-Control Arrangements

         We currently have employment agreements in place with Messrs. Zimels and White, each with the following principal terms:

o The agreements, dated as of April 26, 2004, and as amended on October 6, 2005 for Mr. White, are effective until August 31, 2006, and March 31, 2007, for Messrs. Zimels and White, respectively, and are thereafter automatically extended for the same duration on the expiration date and on each expiration date thereafter unless either party provides the other party with written notice of non-renewal at least 90 days prior to expiration of a term, provided that the executive provides notice of renewal to the Compensation Committee six
         (6) months prior to expiration of the term.

o Pursuant to the agreements, Mr. Zimels and Mr. White are entitled to receive a base salary of $239,000 and $226,000, respectively during 2004. Such base salary shall be increased on each January 1, commencing January 1, 2005, by an amount equal to the base salary then in effect, multiplied by the applicable cost of living index during the prior year. The employee's base salary, as adjusted for cost of living increases, may be further increased at the option and in the discretion of the Board. As such, in 2005, Mr. Zimels and Mr. White are entitled to receive a base salary of $248,800 and $235,300, respectively.

o The employee's options are immediately exercisable in full upon a change of control. The employee's options, following any termination of the employee's employment, other than for cause, remain exercisable for the lesser of two years and the remaining term of the options.

o If employee's employment is terminated by us without cause or by the employee for good reason (which includes, without limitation, a reduction in salary and/or bonus opportunity, a change of control and a material reduction in duties and responsibilities), the employee is entitled to receive previously earned, but unpaid salary, vested benefits and a payment equal to their annual base salary as in effect immediately prior to the termination date.

o If employee dies or is unable to perform his duties, he or his representative, estate or beneficiary will be paid, in addition to any previously earned but unpaid salary and vested benefits, 12 months' total base salary reduced, in the case of disability, by any disability benefits they receive.

         On March 31, 2002, Messrs. White and Zimels each took a voluntary pay reduction for an unspecified time, from their then current salaries of $213,210, and $213,210, respectively, to $180,000 each. Messrs. Zimels' and White's kept their voluntary pay reduction in effect at $180,000 each, throughout 2004 whereas their contractual salaries for 2004 were $239,000 and $226,000, respectively, for 2004.

             Compensation Committee Report on Executive Compensation

         The Compensation Committee is responsible for recommending to the Board of Directors the overall executive compensation strategy of the Company and for the ongoing monitoring of the compensation strategy's implementation. In addition to recommending and reviewing the compensation of the executive officers, it is the responsibility of the Compensation Committee to recommend new incentive compensation plans and to implement changes and improvements to existing compensation plans, including the 1999 Stock Incentive Plan, the 1999 Performance Incentive Plan, the 1999 Employee Stock Purchase Plan, the 1999 Directors' Plan, the 2004 Stock Incentive Plan, and the 2004 Non-Employee Director's Plan. The Compensation Committee makes its compensation determinations based upon its own analysis of information it compiles and the business experience of its members.

Overall Policy

         The Compensation Committee believes that the stability of the Company's management team, as well as the Company's ability to continue to incentivize management and to attract and retain highly qualified executives for its expanding operations, will be a contributing factor to the Company's continued growth and success. In order to promote stability, growth and performance, and to attract new executives, the Company's strategy is to compensate its executives with an overall package that the Company believes is competitive with those offered by similarly situated companies and which consists of (i) a stable base salary set at a sufficiently high level to retain and motivate these officers but generally targeted to be in the lower half of its peer group comparables, (ii) an annual bonus linked to the Company's overall performance each year and to the individual executive's performance each year and (iii) equity-related compensation which aligns the financial interests of the Company's executive officers with those of the Company's stockholders by promoting stock ownership and stock performance through the grant of stock options and stock appreciation rights, restricted stock and other equity and equity-based interests under the Company's various plans.

         Executive officers are also entitled to customary benefits generally available to all employees of the Company, including group medical and life insurance. Base salary, bonuses and benefits are paid by the Company and its subsidiaries.

Federal Income Tax Deductibility of Executive Compensation

         Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), limits the amount of compensation a publicly held corporation may deduct as a business expense for Federal income tax purposes. The limit, which applies to a company's chief executive officer and the four other most highly compensated executive officers, is $1 million (the "Deductibility Limit"), subject to certain exceptions. The exceptions include the general exclusion of performance-based compensation from the calculation of an executive officer's compensation for purposes of determining whether his or her compensation exceeds the Deductibility Limit. The Compensation Committee has determined that compensation payable to the executive officers should generally meet the conditions required for full deductibility under section 162(m) of the Code. While the Company does not expect to pay its executive officers compensation in excess of the Deductibility Limit, the Compensation Committee also recognizes that in certain instances it may be in the best interest of the Company to provide compensation that is not fully deductible.

Base Salary

          The base salaries for the named executive officers are based upon employment agreements between the Company and such officers.

Annual Incentive Bonuses

         The Board established the 1999 Performance Incentive Plan to enable the Company and its subsidiaries to attract, retain, motivate and reward the best qualified executive officers and key employees by providing them with the opportunity to earn competitive compensation directly linked to the Company's performance. The Performance Incentive Plan is effective through and including the year 2005, unless extended or earlier terminated by the Board of Directors. As part of the Performance Incentive Plan, the Compensation Committee may determine that any bonus payable under the Performance Incentive Plan be paid in cash, in shares of Common Stock or in any combination thereof, provided that at least 50% of such bonus is required to be paid in cash. In addition, the Performance Incentive Plan permits a participant to elect to defer payment of his or her bonus on terms and conditions established by the Compensation Committee. No more than 400,000 shares of Common Stock may be issued under the Performance Incentive Plan.

         Under the 1999 Performance Incentive Plan, bonuses may be payable if the Company meets any one or more of the following performance criteria, which are set annually by the Compensation Committee: (i) revenues; (ii) operating income; (iii) gross profit margin; (iv) net income; (v) earnings per share; (vi) maximum capital or marketing expenditures; or (vii) targeted levels of customers.

         Under the 1999 Performance Incentive Plan, bonus amounts are determined as follows: if 100% of such targets are achieved, the bonus potentially payable to participants will generally equal 35% of their base salary (45% in the case of the Chief Executive Officer) for such year, if 80% of such targets are achieved, the bonus potentially payable to participants will generally equal 25% of their base salary for such year, and if less than 80% of such targets are achieved, the participants will generally not be entitled to receive any bonus for such year. To the extent the Company's results exceed 80% of the targets but is less that 100% of the targets, the amount of the bonus payable to participants will be adjusted proportionately based on where such results fall within the ranges set forth above. Any such bonus will consist of two components. Fifty percent of the amount determined pursuant to the formula described above will be payable if the targets are achieved. Up to an additional 50% of such amount will be payable in the discretion of the Compensation Committee. In addition, the 1999 Performance Incentive Plan permits the Compensation Committee to grant discretionary bonuses to participants, notwithstanding that a bonus would not otherwise be payable under the 1999 Performance Incentive Plan, to recognize extraordinary individual performance.

         With respect to 2004, bonuses in the amount of $107,550 and $79,100 were awarded to Mr. Zimels and Mr. White respectively, under the 1999 Performance Incentive Plan. Pursuant to the terms of the 1999 Performance Incentive Plan, awards will be paid in the current year, following the completion of the audit of the Company's 2004 financial statements. In addition, one-time bonuses of $17,500 and $15,000 were awarded to Mr. Zimels and Mr. White respectively by the Compensation Committee in the first-half of 2004. Mr. Zimels and Mr. White's bonuses for 2004 were based on the Company's achievement of certain targets for revenues, gross profit and EBITDA as well as the signing up a certain number of additional customers to use the deltathree platform solution.

Long-Term Incentive Compensation

         The Company reinforces the importance of producing satisfactory returns to stockholders over the long term through the operation of the 2004 Stock Incentive Plan and the 2004 Non-Employee Director Stock Option Plan. Grants of stock, stock options, stock unit awards and stock appreciation rights under such plans provide executives with the opportunity to acquire an equity interest in the Company and align the executive's interest with that of the stockholders to create stockholder value as reflected in growth in the market price of our Common Stock.

2004 Stock Incentive Plan and Proposal to Amend the 2004 Stock Incentive Plan

         The Board of Directors adopted the 2004 Stock Incentive Plan on September 23, 2004 and it was subsequently approved by the stockholders at the annual meeting on November 8, 2004. The purposes of the 2004 Stock Incentive Plan are to foster and promote the long-term financial success of the Company and materially increase stockholder value by (i) motivating superior performance by means of performance-related incentives, (ii) encouraging and providing for the acquisition of an ownership interest in the Company by executive officers and other key employees and (iii) enabling the Company to attract and retain the services of an outstanding management team upon whose judgment, interest and special effort the successful conduct of its operations is largely dependent.

         Under the 2004 Stock Incentive Plan, the Compensation Committee is authorized to grant options for 759,732 shares of Common Stock (which represented 4,000,000 shares of Common Stock reserved under the 1999 Stock Incentive Plan (the "1999 Plan") less the amount of shares represented by awards previously granted under the 1999 Plan and exercised or outstanding as of September 28, 2004), plus (b) such additional shares of Common Stock as are represented by awards previously granted under the 1999 Plan which are cancelled or without delivery of shares of stock by the Company. Options granted under the 2004 Stock Incentive Plan are to be granted to certain officers of the Company and to other employees and consultants of the Company. Directors who are non-employees of the Company are prohibited from participating in the 2004 Stock Incentive Plan.

         The Company is seeking stockholder approval to increase the number of shares available for issuance under the 2004 Stock Incentive Plan. As discussed in Proposal Number 2 of this Proxy Statement, the total number of shares issuable under the 2004 Stock Incentive Plan did not increase from the amount of shares that were originally issuable under the 1999 Plan. The Compensation Committee determined that the Company should have a sufficient number of shares available for potential future grants of options, both in the near-term and the long-term. The Compensation Committee believes that the request for the increase in the number of shares is necessary for the Company to be able to continue to attract and retain executive officers and key employees and consultants while continuing the Company's policy of conserving its cash resources. The Compensation Committee, therefore, deemed it advisable and recommended to the Board to increase the number of shares issuable under the 2004 Stock Incentive Plan. The Board approved this recommendation and now seeks shareholder approval to effectuate this increase by amending the 2004 Plan as described in Proposal Number 2.

         The 2004 Stock Incentive Plan is administered by the Compensation Committee and provides for the grant of (i) incentive and non-incentive stock options to purchase Common Stock; (ii) stock appreciation rights, which may be granted in tandem with or independently of stock options; (iii) restricted stock and restricted units; (iv) incentive stock and incentive units; (v) deferred stock units; and (vi) stock in lieu of cash. The maximum number of shares for which options or stock appreciation rights may be granted to any one participant in a calendar year is 500,000. As of December 31, 2004, the Company has outstanding options to acquire an aggregate of 3,066,939 shares of Common Stock, of which 2,555,439 were granted under the 1999 Plans and 511,500 were granted under the 2004 Plans.

Chief Executive Officer's Fiscal 2004 Compensation

         Mr. Shimmy Zimels was our chief executive officer for all of 2004. Under the terms of his employment agreement, Mr. Zimels was entitled to receive an aggregate annual base salary of $239,000. However, during 2004, Mr. Zimels received an aggregate annual base salary of $180,000, due to his voluntary pay reduction, a one-time bonus of $17,500 was awarded by the Compensation Committee in the first-half of 2004 and his participation in the 1999 Performance Incentive Plan resulted in bonus compensation of $107,550 for 2004.

                                  Submitted by:

                                  The Compensation Committee

                                  Benjamin Broder (Chairman)
                                  Ilan Biran
                                  Joshua Maor

                             STOCK PERFORMANCE CHART

         The graph depicted below shows a comparison of cumulative total shareholder returns for our Common Stock with the cumulative total return on The Nasdaq Stock Market (U.S.) Index and the Nasdaq Telecommunications Index. Shareholder returns over the indicated period are based on historical data and should not be considered indicative of future shareholder returns.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
          AMONG DELTATHREE, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
                    AND THE NASDAQ TELECOMMUNICATIONS INDEX

                                  [LINE GRAPH]

                                                         Cumulative Total Return
                                          -------------------------------------------------------
                                             12/99    12/00    12/01    12/02    12/03    12/04
                                          --------- -------- -------- -------- -------- --------
deltathree, Inc.                           $100.00    $4.61    $3.50    $1.84   $11.34   $12.89
Nasdaq Stock Market (U.S.)                  100.00    60.09    45.44    26.36    38.55    40.87
Nasdaq Telecommunications Market            100.00    52.17    38.29    23.31    41.85    45.52

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         We are not, and have not been during the last two fiscal years, a party to any related-party agreements. All transactions between us and our officers, directors, principal stockholders and affiliates must be reviewed and approved in advance by the Audit Committee.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in beneficial ownership of Common Stock and other equity securities of us. Directors, officers and greater than 10% stockholders are required by SEC regulations to furnish us with all Section 16(a) forms they file.

         To our knowledge, based solely upon our review of the copies of such reports furnished to us, we believe that all of our directors, officers and greater than 10% stockholders have complied with the applicable Section 16(a) reporting requirements except that: an initial report of ownership was filed late by Noam Ben-Ozer; one report of change in beneficial ownership, covering one transaction, was filed late by Noam Bardin; one report of change in beneficial ownership, covering one transaction, was filed late by Shimmy Zimels; one report of change in beneficial ownership, covering one transaction, was filed late by Paul White; one report of change in beneficial ownership, covering one transaction, was filed late by Amir Gera and one report of change in beneficial ownership, covering one transaction, was filed late by Joshua Maor.

                           CODE OF CONDUCT AND ETHICS

         On March 25, 2004, we adopted a Corporate Code of Conduct and Ethics applicable to all of our employees and directors, including our principal executive officer, principal financial and accounting officer and controller. A copy of our Corporate Code of Conduct and Ethics was filed as an exhibit to our annual report on Form 10-K for our fiscal year ended 2004. There were no changes made to the Corporate Code of Conduct and Ethics during 2004. We intend to post on our website and include in a Current Report on Form 8-K filed with the SEC any amendments to, or waivers from, our Code of Conduct and Ethics that apply to our principal executive officer, principal financial and accounting officer and controller.

                  STOCKHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

         Stockholders may submit proposals on matters appropriate for stockholder action at our subsequent annual meetings consistent with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, which in certain circumstances may require the inclusion of qualifying proposals in our Proxy Statement. For such proposals to be considered for inclusion in the Proxy Statement and proxy relating to our 2006 Annual Meeting of Stockholders, all applicable requirements of Rule 14a-8 must be satisfied and such proposals must be received by us no later than July 1, 2006. Such proposals should be directed to us at 75 Broad Street, 31st Floor, New York, New York 10004.

         Except in the case of proposals made in accordance with Rule 14a-8, our Amended and Restated By-laws require that stockholders desiring to bring any business before our 2006 Annual Meeting of Stockholders deliver written notice thereof to us not less than 90 days nor more than 120 days prior to such meeting and comply with all other applicable requirements of the By-laws. However, in the event that our 2006 Annual Meeting is called for a date that is not within 30 days before or after the date of the Meeting, the notice must be received by the close of business on the 10th day following the public disclosure of the date of the annual meeting or the mailing of notice of the annual meeting.

                                  OTHER MATTERS

         The Board knows of no matters other than those described herein that will be presented for consideration at the Meeting and does not intend to bring any other matters before the Meeting. However, should any other matters properly come before the Meeting or any adjournment or postponement thereof, it is the intention of the persons named in the accompanying proxy card to vote in accordance with their best judgment in the interests of the Company.

                                  MISCELLANEOUS

         We will bear all costs incurred in the solicitation of proxies. In addition to the solicitation by mail, our officers and employees may solicit proxies by mail, facsimile, telephone or in person, without additional compensation. We may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of Common Stock held of record by such persons, and we may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith.

         Additional copies of our annual report will be furnished at no charge to each person to whom a proxy statement is delivered upon receipt of a written or oral request of such person addressed to deltathree, Inc., 75 Broad Street, 31st floor, New York, New York 10004.

                                             By Order of the Board of Directors,

                                             /s/ Paul C. White

                                             Paul C. White
                                             Secretary

New York, New York
November 14, 2005


                                                  ANNUAL MEETING OF STOCKHOLDERS OF
                                                          DELTATHREE, INC.
                                                         December 20, 2005

                                                     PLEASE DATE, SIGN AND MAIL
                                                       YOUR PROXY CARD IN THE
                                                      ENVELOPE PROVIDED AS SOON
                                                            AS POSSIBLE.

                               PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

------------------------------------------------------------------------------------------------------------------------------------
                                THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 AND 4.
    PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 FOR       AGAINST      ABSTAIN
                                                                                                 [_]         [_]          [_]
 1. ELECTION  OR  DIRECTORS  (OR  IF ANY NOMINEE   2. PROPOSAL  TO   ADOPT   AMENDMENT  TO
    IS    NOT   AVAILABLE   FOR  ELECTION,  SUCH      INCREASE  THE  AGGREGATE  NUMBER  OF
    SUBSTITUTE     AS   THE  BOARD  OF DIRECTORS      SHARES  FOR   WHICH  AWARDS  MAY  BE
    MAY DESIGNATE).                                   GRANTED   UNDER   THE   2004   STOCK
                                                      INCENTIVE PLAN.
                       NOMINEES:
[_] FOR ALL NOMINEES   [_] NOAM BARDIN             3. PROPOSAL   TO  ADOPT   AMENDMENT  TO       [_]         [_]          [_]
[_] WITHOLD AUTHORITY  [_] NOAM BEN-OZER              INCREASE  THE  AGGREGATE  NUMBER  OF
    FOR ALL NOMINEES   [_] ILAN BIRAN                 SHARES  FOR  WHICH STOCK OPTIONS MAY
[_] FOR ALL EXCEPT     [_] BENJAMIN BRODER            BE   GRANTED  UNDER  THE  2004  NON-
    (SEE INSTRUCTIONS  [_] JOSHUA MAOR                EMPLOYEE DIRECTOR PLAN.
     BELOW)            [_] LIOR SAMUELSON
                       [_] SHIMMY ZIMELS           4. PROPOSAL  TO  RATIFY THE APPOINTMENT
                                                      OF BRIGHTMAN ALMAGOR & CO., A MEMBER
                                                      FIRM  OF  DELOITTE  & TOUCHE, AS THE
                                                      COMPANY'S     INDEPENDENT     PUBLIC
                                                      ACCOUNTANTS  FOR  THE   FISCAL  YEAR
                                                      ENDING DECEMBER 31, 2005.                  [_]         [_]          [_]







                                                   In their discretion, the  proxies  are authorized to vote upon such other matters
INSTRUCTIONS: to  withold   authority  to  vote    as may properly come before the meeting  or any adjournments thereof. If you wish
              for  any   individual  nominee(s),   to vote in  accordance  with  the  Board of Directors' recommendations, just sign
              mark "FOR ALL EXCEPT" and fill in    below.  You need not mark any boxes.
              the circle next to each nominee
              you wish to withold, as shown here:  THIS PROXY,  WHEN  EXECUTED,  WILL  BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO
------------------------------------------------   DIRECTION  IS  MADE,  THIS  PROXY  WILL  BE  VOTED  FOR  PROPOSALS  1,2,3  AND 4.



------------------------------------------------
To change the  address on your  account,  please
check  the box at right  and  indicate  your new
address  in the space  above.  Please  note that
changes to the registered name(s) on the account
may not be submitted via this method.        [_]

Signature of Stockholder [_____________________] Date: [_______]  Signature of Stockholder [_____________________] Date: [_______]
Note:  Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly,  each holder should sign. When signing as executor,  administrator,  attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized  officer,  giving full title as such. If signer is a partnership,  please sign in partnership name by authorized person.

                                DELTATHREE, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                DECEMBER 20, 2005
      THIS PROXY IS BEING SOLICITED BY DELTATHREE INC.'S BOARD OF DIRECTORS

         The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated November 14, 2005, in connection with the Annual Meeting of Stockholders to be held at 10:30 a.m., local time, on December 20, 2005 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., located at the Chrysler Center, 666 Third Avenue, 25th Floor, New York, New York, and hereby appoints Shimmy Zimels and Paul C. White, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with full power of substitution to each, to vote all shares of the common stock of deltathree, Inc. registered in the name provided herein, which the undersigned is entitled to vote at the 2005 Annual Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)